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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K




                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF EARLIEST EVENT REPORTED
                               SEPTEMBER 27, 2000




                            DAIN RAUSCHER CORPORATION

             (Exact name of registrant as specified in its charter)

           DELAWARE                       1-8186            41-1228350

(State or other jurisdiction of       (Commission        (IRS Employer
incorporation of organization)        file number)       Identification Number)


      DAIN RAUSCHER PLAZA, 60 SOUTH SIXTH STREET
                MINNEAPOLIS, MINNESOTA                     55402-4422

      (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (612) 371-2711

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS

              Reference is made to Exhibit 99.1 filed herewith.

              Reference is made to Exhibit 99.2 filed herewith.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit 99.1 Press release announcing settled arbitration case with Stockwalk.com.

              Exhibit 99.2 Press release announcing acquisition of registrant by Royal Bank of Canada.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            DAIN RAUSCHER CORPORATION
                                                   Registrant





Date:  September 28, 2000             By:   Daniel J. Collins
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                                            Daniel J. Collins
                                            Senior Vice President and Controller














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                            DAIN RAUSCHER CORPORATION
                                INDEX OF EXHIBITS


Exhibit No.
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   99.1     Press release announcing settled arbitration case with
            Stockwalk.com.

   99.2 Press release announcing acquisition of registrant by Royal Bank of Canada.















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